UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 8/4/2022 (8/1/2022)

US Lighting Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1148 E 222nd St Euclid, Ohio	44117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 216-896-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	USLG	OTC

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On August 1, 2022, US Lighting Group, Inc. (the “Company”) dismissed BF Borgers CPA PC, (“Borgers”) as the Company’s independent registered public accounting firm.

Borger’s report on the Company’s consolidated financial statements for the years ended December 31, 2021, and 2020, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that such reports included explanatory paragraphs with respect to the certain Critical Audit Matters.

During the fiscal years ended December 31, 2020 and 2021, and the subsequent interim periods through the August 1, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Borgers or reportable events ( as described under Item 304(a)(1)(v) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference  to the subject matter of the disagreement in connection with its report

The Company has provided a copy of the foregoing disclosures to Borgers and requested that Borgers furnish it with a letter addressed to the Securities and Exchange Commission stating whether Borgers agrees with the above statements. A copy of Borgers’ letter, dated August 4 , 2022 is filed as Exhibit 16.01 to this form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On August 1, 2022, the Company’s Board of Directors approved the engagement of Maloney + Novotny LLC (“Maloney + Novotny “), as its new independent registered public accounting firm.

No consultations occurred between the Company and Maloney + Novotny during the most recent fiscal years and any subsequent interim period prior to Maloney + Novotny’s appointment regarding either: (i) the application of accounting principles or a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision  as to an accounting, auditing, or financial reporting issue; or (ii) any other matter that was the subject of a disagreement  or reportable event requiring disclosure under Item 304(a)(1)(v) of regulation S-K.

Item 9.01   Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
16.01	BF Borgers CPA PC letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US Lighting Group, Inc.

August 4, 2022	By:	/s/ Anthony Corpora
Anthony Corpora
President

2